SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed  by  the  registrant    [X]
Filed  by  a  party  other  than  the  registrant   [  _  ]
Check  the  appropriate  box:
[   ]     Preliminary  proxy  statement
[ X ]     Definitive  proxy  statement
[   ]     Definitive  additional  materials
[   ]     Soliciting  material  pursuant  to  Rule  14a-11  or  Rule  14a-12

                    National Manufacturing Technologies, Inc.
                    -----------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee  (check  the  appropriate  box):

[ X ]    No  fee  required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(4) or 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed  aggregate  value  of  transaction:

(5)     Total  fee  paid:


     [    ]          Fee  paid  previously  with  preliminary  materials.
     [    ]          Check  box if any part of the fee is offset as provided by
Exchange Act Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.



(1)     Amount  previously  paid:
(2)     Form,  schedule  or  Registration  Statement  No.:
(3)     Filing  party:
(4)     Date  filed:

Notes:     None

                    NATIONAL MANUFACTURING TECHNOLOGIES, INC.
                               1958 Kellogg Avenue
                           Carlsbad, California 92008

                                November 17, 2000


Dear  Shareholder:

We are pleased to enclose your Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of National Manufacturing Technologies, Inc., a California corporation (the "Company" or "NMT"), to be held on Friday, December 15, 2000 at 10:00 a.m. (local time) at the Company's corporate headquarters located at 1958 Kellogg Avenue, Carlsbad, California 92008.

At the Annual Meeting, you will be asked to elect the Board of Directors, to elect the Board of Directors and to ratify the selection of Levitz, Zacks and Ciceric as the Company's independent auditors.

The Board recommends that you vote FOR adoption of the proposals described above and in the Proxy Statement which accompanies this letter.

I  encourage  you  to  read  this  Proxy  Statement  in  its  entirety.


Very  truly  yours,


/s/ Patrick W. Moore
-----------------------------------------------------
Patrick  W.  Moore,  Chief  Executive  Officer

                    NATIONAL MANUFACTURING TECHNOLOGIES, INC.
                               1958 Kellogg Avenue
                           Carlsbad, California 92008

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                November 17, 2000


To:     National  Manufacturing  Technologies,  Inc.  Shareholders

The Annual Meeting of Shareholders of National Manufacturing Technologies, Inc. (the "Company") will be held on Friday, December 15, 2000, at 10:00 a.m., local time, at the Company's headquarters located at 1958 Kellogg Ave., Carlsbad, California 92008, for the following purposes:

(1) To elect seven directors for the ensuing year and until their successors are elected.

(2)     To  adopt  the  National  Manufacturing  Technologies,  Inc., 2000 Stock
Option Plan whereby 1,500,000 shares of National Manufacturing Technologies Common Stock will be reserved for issuance to officers, directors and employees of the Company under incentive stock options or non-qualified stock options to be granted by the Compensation Committee of the Board of Directors.

(3) To ratify the appointment by the Company's Board of Directors of Levitz, Zacks and Ciceric as independent auditors for the 2000 and 2001 fiscal years.

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on November 15, 2000 are entitled to receive notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, whether or not you plan to attend the meeting, please sign, date, and promptly return the enclosed proxy in the accompanying envelope. Any shareholder attending the meeting may vote in person, even if he or she has previously returned a proxy.

                              By  Order  of  the  Board  of  Directors

                               /s/ Jennifer D. Brown
                              ------------------------
                              Jennifer  D.  Brown
                              Secretary
Carlsbad,  California
November  17,  2000

                    NATIONAL MANUFACTURING TECHNOLOGIES, INC.
                               1958 Kellogg Avenue
                           Carlsbad, California 92008

                                 PROXY STATEMENT

The accompanying proxy is solicited by and on behalf of the Board of Directors of National Manufacturing Technologies, Inc. ("NMT" or the "Company") to be used at the Annual Meeting of Shareholders to be held on Friday, December 15, 2000, at 10:00 a.m., local time (the "Meeting Date"), at the Company's headquarters located at 1958 Kellogg Avenue, Carlsbad, California 92008, and any adjournment thereof. This proxy statement and the accompanying form of proxy are being first mailed to holders of National Manufacturing Technologies' Common Stock ("Common Stock") on or about November 22, 2000.

NMT will bear the cost of the solicitation of proxies. In addition, the Company may reimburse brokers, banks, custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their reasonable charges and expenses incurred in forwarding proxies and proxy materials to the beneficial owners of such shares. Proxies may be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by telephone, additional mailings or telegram.

The Company's principal offices are located at 1958 Kellogg Avenue, Carlsbad, California, and the Company's telephone number is (760) 431-4999.

VOTING  SECURITIES

Shareholders of record as of the close of business on November 15, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. At the November 15, 2000, 11,846,195 of shares of Common Stock were outstanding. Except as described below, each of the 11,846,195 of outstanding shares may be voted once on each matter to come before the meeting. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

Each shareholder voting in the election of directors may cumulate votes for nominated directors, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or may distribute such votes on the same principle among as many nominated candidates as the shareholder chooses. No shareholder, however, may cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice prior to the voting of his or her intention to cumulate votes.

Voting for the election of directors may be, but need not be, by ballot. It will be by ballot if before the voting begins a shareholder demands that ballots be used. A plurality of votes shall elect the directors; that is, provided a quorum is present, the seven persons receiving the greatest number of affirmative votes shall be elected. All matters other than the election of directors and matters identified in this Proxy Statement as requiring approval by the affirmative vote of a majority of the outstanding shares must be approved, if at all, by a majority of the shares represented and voting, provided such majority is also a majority of the required quorum.

Abstentions will be counted for purposes of determining whether a quorum is present at the meeting. For matters other than election of directors, abstentions will have the effect of a "no" vote due to the majority requirements described above. Broker non-votes will not be counted for the purpose of determining whether a quorum is present. Broker non-votes will have no effect on actual voting, unless approval by affirmative vote of the majority of outstanding shares is required, in which case a broker non-vote will have the effect of a "no" vote.

Votes will be counted by the Company's proxy tabulators and inspectors of election.

Shareholders may revoke any proxy given pursuant to this solicitation by delivering prior to the Annual Meeting a written notice of revocation or a duly-executed proxy bearing a later date or by attending the meeting and voting in person. Shares represented by a properly-executed and returned proxy will be voted at the Annual Meeting in accordance with any directions noted on the proxy and, if no directions are indicated, the shares represented by the proxy will be voted in favor of the proposals set forth in the notice attached hereto.

                   BENEFICIAL OWNERSHIP OF COMPANY SECURITIES

The following table sets forth information as of October 25, 2000, with respect to each shareholder known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. Except as noted below, each shareholder has sole voting and investment powers with respect to the shares shown.





Name of Beneficial  Number of Shares    Percent of Shares of
Owner or Group . .  of Common Stock(1)  Common Stock Outstanding
------------------  ------------------  -------------------------
Patrick W Moore. .       2,433,724 (2)                      17.0%
William L. Grivas.       2,228,117 (3)                      15.8%
James P. Hill. . .       1,977,776 (4)                      14.3%



(1) Includes and reflects the ownership of common stock subject to options exercisable within 60 days of October 25, 2000.

(2)     Includes  options  to  purchase  663,941  shares.

(3) Includes 2,080,714 shares and options for shares owned directly by William L. Grivas and 147,403 shares owned by family members.

(4) Includes 191,285 shares owned by Loma Services Corporation, of which Mr. Hill's wife is the sole shareholder, 1,597,991 shares owned by Mr. Hill as Trustee of the Hill Family Trust, and 1,000 shares owned by Loma Services Corporation Money Purchase Pension Plan, of which Mr. and Mrs. Hill are the sole beneficiaries and options to purchase 187,500

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Company's Board of Directors is to consist of from four to seven members and currently authorizes a Board consisting of seven members. The Board has proposed the following seven nominees to serve on the Board from the date of their election and to hold office until the next Annual Meeting and until their respective successors are elected and qualified.

Should any of the nominees decline or be unable to serve as a director, the persons authorized in the Proxy to vote on your behalf will vote with full discretion in accordance with their best judgments. The Company knows of no reason why any nominee listed below would not be available for election or, if elected, would not be willing or able to serve. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom votes are cumulated will be determined by the proxy holders. Proxies cannot be voted for a greater number of persons than the number of persons nominated.

NOMINEES

Mr. PATRICK W. MOORE has been a Director of the Company since January 1991. Mr. Moore assumed the duties of Chief Executive Officer of the Company effective as of June 5, 1998, and as Chairman and President as of September 23, 1999. Mr. Moore, who has served as the President of I-PAC Manufacturing, Inc. since 1990, has significant business experience in both the private and public sectors. From 1986 to 1990, Mr. Moore served as President of Southwest General Industries, a privately-held electronic contract manufacturing company. From 1981 to 1986, Mr. Moore served as President of the San Diego Private Industry Council and as Executive Director of the San Diego Regional Employment and Training Consortium. Mr. Moore has served on the National Commission on Employment Policy, committees of the National Academy of Science, and as the national president of various trade organizations based in Washington, D.C. Mr. Moore is 53 years of age.

Mr. JAMES P. HILL has been a Director of the Company since June 1998. Mr. Hill is the President of Sullivan, Hill, Lewin, Rez, & Engel, APLC, a San Diego law firm specializing in bankruptcy law, commercial law, and civil litigation. Mr. Hill was a Director of the San Diego Bankruptcy Forum from 1991 through 1994 and the Chairman of the Commercial Law Section of the San Diego County Bar
Association  from  1985  through  1987.  Mr.  Hill  is  48  years  of  age.

Mr. MICHAEL J. GENOVESE has been a Director of the Company since February 1999. Mr. Genovese is a partner with the law firm of Grant, Genovese & Baratta, LLP, specializing in the area of business transactional law, including general business, real estate acquisition and sale, and taxation law. Mr. Genovese started his professional career with Ernst & Ernst (currently Ernst & Young,
LLP) in 1971 until 1977 when he commenced the practice of law. Mr. Genovese is a member of the Orange County Bar Association, the California State Bar Association (Business Law, Real Property Law and Taxation Sections), and the American Bar Association (Business Law, Real Property, Probate & Trust Law, and Taxation Sections). Mr. Genovese is 51 years of age.

Dr. MICHAEL R. MOORE has been a Director of the Company since September 1999. Dr. Moore is a physician specializing in the surgical treatment of complex spinal disorders. He practices at the Bone and Joint Clinic in Bismarck, North Dakota, where he is developing a Spinal Diagnostic and Treatment Center that will bring to the region a range of medical services that previously were unavailable in the State. Prior to relocating to North Dakota, Dr. Moore practiced in Aurora, Colorado, where he was the co-founder of the Colorado Spine Center, which was the first practice in the region dedicated solely to the treatment of spinal disorders. Dr. Moore has recently been granted a patent on a new spinal implant device that will allow minimally invasive and endoscopic techniques to replace current open surgical techniques for certain painful spinal conditions. Dr. Moore earned his medical degree from the Johns Hopkins University School of Medicine, and has served in the past as an approved investigator by the Food and Drug Administration for clinical trials of new spinal fusion devices. From 1976 to 1980, he held various positions as an engineer for Portland General Electric Company. Dr. Moore is the brother of Patrick W. Moore. Dr. Moore is 46 years of age.

Mr. BINH Q. LE has been a Director of the Company since September 1999. Mr. Le is General Director of BVT & Co. and General Director and shareholder for DELICES Co., Ltd., a division of BVT & Co., Ltd., a Vietnam-based importer since 1998. He also serves as President and sole shareholder of Le Mortgage, Inc. (d.b.a. All City Financial Corporation), a commercial and residential mortgage broker, a position which he has held since 1987. From 1985 to 1987, Mr. Le was General Plant Manager at Southwest General Industries, a privately-held electronic contract manufacturing company. From 1976 to 1985, he served on the San Diego Private Industry Council. Mr. Le is 53 years of age.

Mr. BRIAN L. KISSINGER has been a Director of the Company since September 1999. Mr. Kissinger is President of Valtec Services, a company providing authorization and process for pre-paid telephone and related services, a position he has held since 1998. Mr. Kissinger has also been a marketing consultant to LWS Entertainment Services, which is an internet service provider and web-site design company, since 1998. From 1996 to 1998, Mr. Kissinger served as President of Quest Communications, a leasing agent for SkyTel Paging, Inc. From 1991 to 1996, he was Vice President of K & D Distributing, a wholesale food distributor. Mr. Kissinger is 30 years of age.

Mr. JOHN G. HAMILTON, JR., has been a Director of the Company since September 1999. Mr. Hamilton is the owner of North Hills Academy of Shorin Karate and Indiana Shorin-Ryu Karate founded in 1974. From 1974 to 1984. Mr. Hamilton also served as a process and development metallurgical engineer for Westinghouse Electric Company working in their Specialty Metals Division. Mr. Hamilton earned his Bachelor of Science degree in Metallurgical Engineering and Anthropology from Lafayette College. Mr. Hamilton is 51 years of age.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                         FOR THE NOMINEES LISTED ABOVE.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

During fiscal year 2000, there were nine meetings of the Board of Directors. All of the Company's directors attended at least 75 percent of all meetings of the Board of Directors and other committees of the Board on which such directors served during fiscal year 2000.

The standing committees of the Board of Directors of the Company are the Compensation Committee, the Nominating Committee, the Audit Committee and the Steering Committee.

The principal duties of the Compensation Committee are to review and recommend all compensation of directors, officers, and employees of the Company, to administer and manage the Company's incentive compensation plans, to determine grants of stock options under Company plans, and to report to the Board of Directors of the Company. Current members of the Compensation Committee are Messrs. Le, Hamilton and M. Moore. The Compensation Committee met two times during fiscal year 2000.

The Nominating Committee's principal duties are to nominate persons to serve on the Board of Directors of the Company and to report to the Board. The members of the Nominating Committee are Messrs. P. Moore, Hill and M. Moore. The Nominating Committee does not solicit or consider nominations from shareholders. The Nominating Committee met once during fiscal year 2000.

The principal duties of the Audit Committee are to advise and assist the Board of Directors in evaluating the performance of the Company's independent auditors, including the scope and adequacy of the auditor's examination, and to review with the auditors the accuracy and completeness of the Company's financial statements and procedures. The members of the Audit Committee are Messrs. Genovese, Le, Kissinger and Hamilton, none of whom are officers or employees of the Company. The Audit Committee met three times during fiscal year 2000.

The Steering Committee was established in September 1999 and replaced the ad hoc Executive Committee. The Steering Committee is authorized to act in the place of the Board, or behalf of the full Board, in the event that an emergency or exigency of time requires action by that committee in the Company's interest. The members of the Steering Committee are Messrs. Moore, Hill and Le. The Steering Committee did not met during fiscal year 2000.


                              DIRECTOR COMPENSATION

Directors who are also officers or employees of National Manufacturing Technologies or subsidiaries receive no additional compensation for their services as directors. In prior years and during the first quarter of fiscal year 1999 (April 1 - June 30, 1998), Directors who are not employees of National Manufacturing Technologies (Messrs. Moore, Sharp and Staley) were paid a fee of $1,000 plus $250 for each Board or Committee meeting attended. For the period from July 1, 1998 to December 11, 1998, Directors who were not employees (Messrs. Hill, Sharp and Staley), were each entitled to receive a fee of $2,000. For the period from December 11, 1998 to March 31, 1999, Directors who were not employees (Messrs. Hill, Sharp and Staley), were each entitled to receive a fee of $10,000. From April 1, 1999 through August 1999, all outside directors (Messrs. Genovese, Hill, Sharp and Staley) were to receive a quarterly fee of $2,500, plus additional fees of $1,000 for attending a second meeting in any such quarter and $250 for participating in any Board meetings by telephone. All outside directors (Messrs. Genovese, Hill, Hamilton, Kissinger, Le and M. Moore) also each received options to purchase 25,000 shares of National Manufacturing Technologies common stock which vested over two years of service. Messrs. Moore, Sharp and Staley also each received $6,900 as payment in lieu of stock options that they should have received prior to the June 5, 1998 merger between Photomatrix and I-PAC. Beginning in September 1999, outside Directors have been paid $1,500 per quarter for service on the Board plus $500 for any physical meeting of the Board, beyond the one per quarter regularly scheduled Board meeting; $250 for any telephonic meeting of the Board; and $250 for any committee meeting other than those committee meetings that are concurrent with the regularly-scheduled Board meeting each quarter. Directors' cash compensation will be doubled, and 5,000 additional stock options will be granted, vesting over two years of service, if for any fiscal quarter during which National Manufacturing Technologies generates an operating profit of not less than $100,000 from continuing operations; achieves an increase of total revenues over the previous quarter; and achieves an increases in the closing price and the earnings per share on the last date of the quarter, over that of the previous quarter. Directors are reimbursed for reasonable travel expenses incurred in attending meetings.

               STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the ownership of NMT common stock by Directors and Executive Officers:




                                                             Percent of Shares of
                                                  Shares of Common Stock Beneficially Owned   Common Stock Outstanding
Name of Beneficial Owner or Group                         As of October 25, 2000(1)           As of October 25, 2000(1)
------------------------------------------------  ------------------------------------------  -------------------------
Patrick W. Moore, Chief Executive Officer. . . .                               2,433,724 (2)                      17.0%
William L. Grivas, Former Chairman (3) . . . . .                               2,228,117 (4)                      15.8%
James P. Hill, Director. . . . . . . . . . . . .                               1,977,776 (5)                      14.3%
Michael R. Moore, Director . . . . . . . . . . .                                 153,053 (6)                       1.3%
Michael Genovese, Director . . . . . . . . . . .                                  25,000 (7)                         *
Binh Q. Le, Director . . . . . . . . . . . . . .                                  12,500 (8)                         *
Brian L. Kissinger, Director . . . . . . . . . .                                  12,500 (9)                         *
John G. Hamilton, Jr., Director. . . . . . . . .                                 12,500 (10)                         *
All directors and executive officers as a group.                              7,451,403 (11)                      61.6%



(1) Includes and reflects the ownership by the named director or officer of shares of Common Stock subject to options exercisable within 60 days of October 25, 2000.

(2)     Includes  options  to  purchase  663,941  shares.

(3) Mr. Grivas resigned as director and chairman of the Board of Directors on January 18, 1999.

(4) Includes 2,080,714 shares and options for shares owned directly by William L. Grivas and 147,403 shares owned by family members.

(5) Includes 191,285 shares owned by Loma Services Corporation, of which Mr. Hill's wife is the sole shareholder, 1,597,991 shares owned by Mr. Hill as Trustee of the Hill Family Trust, and 1,000 shares owned by Loma Services Corporation Money Purchase Pension Plan, of which Mr. and Mrs. Hill are the sole beneficiaries and options to purchase 187,500

(6)     Includes  options  to  purchase  12,500  shares.

(7)     Includes  options  to  purchase  25,000  shares.

(8)     Includes  options  to  purchase  12,500  shares.

(9)     Includes  options  to  purchase  12,500  shares.

(10)     Includes  options  to  purchase  12,500  shares.

(11)     Includes  options  to  purchase  1,406,926  shares.

*  Less  than  1%

                             EXECUTIVE COMPENSATION

                 Summary of Cash and Certain Other Compensation

The following table shows, for the most recent three years, the cash compensation paid by the Company, as well as all other compensation paid or accrued for those years, to the Executive Officers of the Company as of March 31, 2000. No other executive officers of the Company earned annual salary and bonus in excess of $100,000 during the fiscal year 2000.



                                            Summary Compensation Table
                                            --------------------------

                                             Annual Compensation               Long Term Compensation Awards
                                             -------------------               -----------------------------

Name and
Principal Position                    Year   Salary    Bonus      Other     Securities Underlying Options/SARs(#)
------------------------------------  ----  --------  -------  -----------  -------------------------------------

Patrick W. Moore,
Chairman, CEO & President (1). . . .  2000  $148,300  $     0  $ 4,200 (4)                               350,667
                                      1999  $125,000  $     0  $ 2,700 (4)                               153,941
                                      1998        --       --          --                                     --

Suren G. Dutia,
Former Chairman, CEO & President (2)  2000  $109,800  $     0  $ 1,600 (5)                            266,667 (7)
                                      1999  $140,000  $50,000  $46,500 (5)                                    --
                                      1998  $140,000  $     0  $11,200 (5)                                    --

Roy L. Gayhart,
Former Chief Financial Officer (3) .  2000  $112,200  $     0  $ 2,400 (6)                            210,000 (8)
                                      1999  $114,000  $25,000  $ 7,750 (6)                               210,000
                                      1998  $ 97,000  $     0  $ 5,800 (6)                                40,000



(1) Mr. Moore was not an Executive Officer of the Company prior to fiscal year 1999.

(2) Mr. Dutia resigned as Chairman and CEO on June 5, 1998, as President on June 21, 1999 and as a member of the Board of Directors as of September 23, 1999.

(3) Mr. Gayhart was not an employee or Executive Officer of the Company prior to fiscal year 1998. Mr. Gayhart's employment agreement terminated on September 30, 1999.

(4) Includes Company matching contributions to the NMT Savings and Investment Plan ($0 and $0) and medical premiums ($4,200 and $2,700) for 2000 and 1999, respectively.

(5) Includes Company matching contributions to the NMT Savings and Investment Plan ($0, $2,500 and $4,900) and supplemental life and medical premiums ($1,600, $11,700 and $7,400) for 2000, 1999 and 1998, respectively.

(6) Includes Company matching contributions to the NMT Savings and Investment Plan ($0, $2,500 and $800) and medical premiums ($2,400, $5,250 and $5,000) for 2000, 1999 and 1998, respectively.

(7) In accordance with the terms of Mr. Dutia's employment agreement, at the termination of the agreement all existing stock option grants became fully vested and he was granted a one year period to exercise those vested stock options. The Company cancelled his existing grants and granted new stock options with those terms.

(8) In accordance with the terms of Mr. Gayhart's employment agreement, at the termination of the agreement all existing stock option grants became fully vested and he was granted a one year period to exercise those vested stock options. The Company cancelled his existing grants and granted new stock options with those terms.

EMPLOYMENT AGREEMENTS. Mr. Moore is employed under an employment agreement that expires on September 30, 2004. Mr. Dutia, former President, was employed under an employment agreement, which expired on July 31, 1999. Mr. Gayhart's employment agreement terminated on September 30, 1999. If Mr. Moore's employment is terminated by the Company without cause prior to the end of his term, then he will be entitled to receive his base salary, stock option vesting and health insurance benefits for the remainder of the term.

OFFICERS SEVERANCE POLICY. In 1988, the Company's Board of Directors adopted an Officers Severance Policy that was modified in November 1990, February 1997 and in April 1999. Under the policy, Mr. Dutia received twelve weeks' compensation beginning August 1, 1999 and Mr. Gayhart received eight weeks compensation beginning October 1, 1999. In addition, Mr. Moore is to receive twenty-nine weeks' compensation upon termination of employment by the Company, in addition to amounts due him under his employment contract.

STOCK  OPTION  GRANTS

     The following table shows certain information concerning stock options granted during fiscal year 2000 to the Company's executive officers:


                                           Option/SAR Grants in Last Fiscal Year
                                           -------------------------------------


                                                      Individual Grants                                    Potential Realizable
                                                                                                           Value at Assumed Annual
                                                                                                           Rates of Stock Price
                                                                                                           Appreciation for Option
                                                                                                           Term (1)
                            Number of       Percent of Total
                            Securities      Options/SARs         Exercise
                            Underlying      Granted to           Or Base
                            Options/SARs    Employees in         Price          Expiration               5%          10%
 Name                       Granted (#)     Fiscal Year          ($/Sh)         Date                     ($)          ($)
----------------            -------------  ----------------    -----------      -------------------      --------    ---------
Patrick W. Moore              166,667       17.3%                 $  0.45        June 4, 2009            $170,000    $270,000
Patrick W. Moore              65,000         6.8%                 $  0.25        September 22, 2009      $ 66,000    $105,000
Patrick W. Moore              64,000         6.7%                 $  0.2969      September 30, 2009      $ 65,000    $104,000
Patrick W. Moore              55,000         5.7%                 $  0.5625      January 6, 2010         $ 56,000    $ 89,000


(1) The potential realizable value is calculated pursuant to SEC regulations by assuming the indicated annual rates of stock price appreciation for the option term. Actual realized value will depend on the actual annual rate of stock price appreciation for the option term. This calculation assumes that market price of the stock as of May 31, 2000 of $0.625 would appreciate to $1.018 and $1.621, at 5% and 10% annual rates of price appreciation respectively.

AGGREGATED  STOCK  OPTION EXERCISES AND FISCAL YEAR-END STOCK OPTION VALUE TABLE

     The following table sets forth certain information regarding the number and value of specified unexercised options held by the Company's executive officers as of March 31, 2000:


                                                        Number of Unexercised Options    Value of Unexercised
                                                                                         In-the-Money Options (1)
                                                       -------------------------------  ---------------------

                   Shares
                   Acquired             Value
Name               on Exercise          Realized ($)   Exercisable  Unexercisable       Exercisable  Unexercisable
 -----------        -------------        ------------  ------------- -------------       ----------   -------------

Patrick W. Moore     -                    -                577,941       50,000           117,524          -
Suren G. Dutia       -                    -                266,667            -            76,537          -
Roy Gayhart          40,000               16,250           210,000            -              -             -


(1) The value is calculated as the total market value of stock subject to the options on May 31, 2000 ($0.625 per share), less the total of the option exercise prices.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership of securities with the Securities and Exchange Commission and to furnish to the Company copies of all Section 16(a) forms they file. During the fiscal year ended March 31, 2000, certain of the directors and officers of the Company did not file Form 3 and 4 reports specified under Section 16(a) of the Securities Exchange Act of 1934 on a timely basis. On December 3, 1999, Stephan Jones, Tim Mullennix and Jeffrey Tardiff were appointed Executive Officers of the Company and did not timely file a Form 3. On February 1, 2000, Patrick W. Moore, James
P. Hill, Michael R. Moore and William L. Grivas, Sr., were issued common stock in accordance with the terms of the Photomatrix and I-PAC Manufacturing Merger Agreement dated June 5, 1998. The Form 4's for this event were sent to the SEC in late February but were returned in mid-March because they were not completely filled out, and subsequently were not filed until March 22, 2000.

                            BENEFIT PLAN DESCRIPTIONS

The following are brief descriptions of the benefit plans provided to the Company's executive officers:

1998  Stock  Option  Plan
-------------------------

The National Manufacturing Technologies, Inc. 1998 Stock Option Plan ("1998 Plan") was adopted by the Company's Board of Directors in February 1998 and approved by the Company's shareholders in June 1998. The 1998 Plan authorizes the grant of incentive and nonqualified stock options covering an aggregate of 1,500,000 shares of Common Stock. As of October 25, 2000, 79,792 options remained available for grant under the 1998 Plan.

The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which has the authority to award incentive or nonqualified options to any employee or Board member of the Company or its subsidiaries. Approximately 150 employees and six Board members are currently eligible to participate in the Plan, and options are currently held by 12 employees and seven Board members.

The exercise price of an incentive option may not be less than 100% (or 120% in the case of a person who is the beneficial owner of more than 10% of the Company's outstanding shares) of the fair market value per share on the date of grant, and the exercise price for a nonqualified option may not be less than 85% of the fair market value per share on the date of grant. The 1998 Plan defines fair market value as the mean between the bid and asked price of the Common Stock as quoted on NASDAQ or the over the counter market. Subject to these limitations, the Committee determines the exercise price.

The Committee also determines the schedule pursuant to which options become exercisable. Options granted to officers and employees must vest at a rate of at least 20% per year during the five years following the grant. The only condition to vesting imposed under outstanding options is continuous service as an employee or Board member during the vesting period. All outstanding options automatically vest, in full, in the event of the dissolution or liquidation of the Company or, in the event of a reorganization, merger or consolidation of the Company, if the Company is not the surviving company.

Options granted under the 1998 Plan may expire no later than 10 years from the date of the grant. If an employee terminates his employment for any reason other than death or permanent disability, his vested options expire within 90 days of the termination. In the case of death or permanent disability, the vested options expire within 12 months of employment termination.

The exercise price is payable in full, in cash, or in the discretion of the Committee, by the delivery of outstanding shares of Common Stock owned by the participant, at the time of exercise of the option.

1994  Stock  Option  Plan
-------------------------

The National Manufacturing Technologies, Inc. 1994 Stock Option Plan ("1994 Plan") was adopted by the Company's Board of Directors in May 1994 and approved by the Company's shareholders in July 1994. The 1994 Plan authorizes the grant of incentive and nonqualified stock options covering an aggregate of 400,000 shares of Common Stock. As of October 25, 2000, no options remained available for grant under the 1994 Plan.

The 1994 Plan is administered by the Compensation Committee of the Board of Directors, which has the authority to award incentive or nonqualified options to any employee of the Company or its subsidiaries. Approximately 150 employees are currently eligible to participate in the Plan, and options are currently held by 16 of these employees.

The exercise price of an incentive option may not be less than 100% (or 110% in the case of a person who is the beneficial owner of more than 10% of the Company's outstanding shares) of the fair market value per share on the date of grant, and the exercise price for a nonqualified option may not be less than 85% of the fair market value per share on the date of grant. The 1994 Plan defines fair market value as the mean between the bid and asked price of the Common Stock as quoted on NASDAQ or the over the counter market. Subject to these limitations, the Committee determines the exercise price. Because the Company has a substantial net operating loss carryforward for federal income tax purposes and would not materially benefit from a compensation deduction, the Committee generally has awarded incentive stock options to employees.

The Committee also determines the schedule pursuant to which options become exercisable. Options granted to officers and employees typically vest as follows: 33% to 50% of the options granted vest 12 months following the date of grant, 33% to 50% vest 24 months following the date of grant and 0% to 34% vest 36 months following the date of the grant. The only condition to vesting imposed under outstanding options is continuous service as an employee during the vesting period. All outstanding options automatically vest, in full, in the event of the dissolution or liquidation of the Company or, in the event of a reorganization, merger or consolidation of the Company, if the Company is not the surviving company.

Options granted under the 1994 Plan may expire no later than 10 years from the date of the grant. If an employee terminates his employment for any reason other than death or permanent disability, his vested options expire within 90 days of the termination. In the case of death or permanent disability, the vested options expire within 12 months of employment termination.

The exercise price is payable in full, in cash, or in the discretion of the Committee, by the delivery of outstanding shares of Common Stock owned by the participant, at the time of exercise of the option.

1992  Stock  Option  Plan
-------------------------

The National Manufacturing Technologies, Inc. 1992 Stock Option Plan ("1992 Plan") was adopted by the Company's Board of Directors in May 1992 and approved by the Company's shareholders in July 1992. The 1992 Plan authorizes the grant of incentive and nonqualified stock options covering an aggregate of 333,333 shares of Common Stock. As of October 25, 2000, no options remained available for grant under the 1992 Plan.

The 1992 Plan is administered by the Compensation Committee of the Board of Directors, which has the authority to award incentive or nonqualified options to any employee or Board member of the Company or its subsidiaries. Approximately 150 employees and six Board members are currently eligible to participate in the Plan, and options are currently held by five employees and no Board members.

The exercise price of an incentive option may not be less than 100% (or 110% in the case of a person who is the beneficial owner of more than 10% of the Company's outstanding shares) of the fair market value per share on the date of grant, and the exercise price for a nonqualified option may not be less than 85% of the fair market value per share on the date of grant. The 1992 Plan defines fair market value as the mean between the bid and asked price of the Common Stock as quoted on NASDAQ or the over the counter market. Subject to these limitations, the Committee determines the exercise price. Because the Company has a substantial net operating loss carryforward for federal income tax purposes and would not materially benefit from a compensation deduction, the Committee generally has awarded incentive stock options to employees.

The Committee also determines the schedule pursuant to which options become exercisable. Options granted to officers and employees typically vest as follows: 33% to 50% of the options granted vest 12 months following the date of grant, 33% to 50% vest 24 months following the date of grant and 0% to 34% vest 36 months following the date of the grant. The only condition to vesting imposed under outstanding options is continuous service as an employee or Board member during the vesting period. All outstanding options automatically vest, in full, in the event of the dissolution or liquidation of the Company or, in the event of a reorganization, merger or consolidation of the Company, if the Company is not the surviving company.

Options granted under the 1992 Plan may expire no later than 10 years from the date of the grant. If an employee terminates his employment for any reason other than death or permanent disability, his vested options expire within 90 days of the termination. In the case of death or permanent disability, the vested options expire within 12 months of employment termination.

The exercise price is payable in full, in cash, or in the discretion of the Committee, by the delivery of outstanding shares of Common Stock owned by the participant, at the time of exercise of the option.

SAVINGS AND INVESTMENT PLAN. The National Manufacturing Technologies, Inc. Savings and Investment Plan (the "Savings Plan") generally covers all employees of the Company and its subsidiaries (other than NMT) who are at least age 21 and have completed at least six months of service with the Company. The Savings Plan is a qualified plan under Section 401(a) of the Code and meets the requirements of Section 401(k) of the Code. Under the Savings Plan, participants may elect to contribute between 2% and 10% of their annual compensation each year to the Savings Plan. The Company made no matching contributions to the Savings Plan in fiscal year 2000.

Effective July 1, 1998, the Savings Plan entered into a group annuity contract with Manulife Financial, thereby offering its participants more than thirty different investment options. Participants immediately acquire a vested interest in their own contributions to the Savings Plan and acquire a vested interest in the matching contributions by the Company and in any earnings thereon according to a 6-year vesting schedule, pursuant to which participants become 10% vested for each of the first three years of service, and an additional 20% vested for each of the next two years of service and an additional 30% vested for the following year. Participants' vested interests are distributed after termination of employment. In addition, participants may make withdrawals from their accounts while employed if they are either (a) over age 59-1/2 or (b) experiencing an extreme financial hardship.

SUPPLEMENTAL LIFE INSURANCE AND MEDICAL PREMIUM PLANS. The Company does not provide supplemental life insurance to its executive officers this benefit. The Company pays medical insurance costs for its executive officers. Such costs are based on a fixed premium. In addition, the Company paid supplemental medical premiums for Mr. Dutia through November of 1999. These premiums covered any medical expenses that are not covered by the Group Medical Plans that are available to all employees.

       PROPOSAL 2 - ADOPTION OF NATIONAL MANUFACTURING TECHNOLOGIES, INC.,
                             2000 STOCK OPTION PLAN

The Company's Board of Directors has unanimously adopted, subject to shareholder approval, the National Manufacturing Technologies, Inc., 2000 Stock Option Plan (the "2000 Plan") that authorizes the grant of incentive and non-qualified stock options covering an aggregate of 1,500,000 shares of Common Stock to officers, directors and employees of the Company and its subsidiaries. The affirmative vote of a majority of the outstanding shares is required to approve the 2000 Plan. As of October 25, 2000, the market value of the 1,500,000 shares of Common Stock reserved for issuance under options to be awarded under the 2000 Plan was approximately $1,312,500.

The following is a summary of the principal features of the 2000 Stock Option Plan and is qualified in its entirety by the provisions of the Plan. A complete copy of the Plan is attached to this Proxy Statement as Appendix A. Additional copies of the Plan document are available to shareholders upon request to the Company.

ADMINISTRATION

     The Compensation Committee of the Board of Directors ("Committee") or, in the absence of such a committee, the Board of Directors, shall administer the 2000 Plan. The Committee has the authority to (i) determine who receives stock options, (ii) determine when options are granted, (iii) determine, not inconsistent with the 2000 Plan, the terms and conditions of the options, including when the options become exercisable or vested, (iv) determine whether employees receive incentive or nonqualified options, and (v) interpret the provision of the 2000 Plan and the options granted under the 2000 Plan.

SHARE  RESERVE

     The 2000 Plan authorizes the grant of incentive and nonqualified stock options covering an aggregate of 1,500,000 shares of Common Stock. No participant in the 2000 Plan be granted stock options for more than 150,000 shares in the aggregate in any one year. In the event any change is made to the outstanding shares of Common Stock by reason of any re-capitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable under the 2000 Plan and to each outstanding option.

ELIGIBILITY

     Employees (including directors and officers), non-employee Board members and certain persons rendering services to the Company and its subsidiary corporations are eligible to participate in the 2000 Plan. The selection of recipients of options is solely within the discretion of the Committee.

OPTION  TERMS

     The Committee may award either incentive stock options or nonqualified options to eligible employees. Currently, the Company has a net operating loss carry forward for federal income tax purposes so the Committee is likely to award incentive stock options to employees.

     The exercise price of a stock option may not be less than 100% of the fair market value per share on the date of grant. The 2000 Plan defines fair market value as the closing price of the Common Stock as quoted on the Over-the-Counter Bulletin Board. The exercise price is payable in full at the time of exercise, in cash or, in the discretion of the Committee, by the delivery of outstanding shares of Common Stock already owned by the option holder or by sale of the shares subject to the option.

     The Committee also determines the schedule pursuant to which options become exercisable. Except with respect to options granted to officers or directors of the Company, options granted to eligible participants must become exercisable or vest at a rate of at least 20% per year during the five years following the grant. Continuous service during the vesting period is the only condition to vesting. In the event of a dissolution or liquidation of the Company or a reorganization, merger or consolidation of the Company, if the Company is not the surviving company, unvested options will automatically become exercisable.
The Committee can also accelerate the vesting of the options in the case of certain similar events.

     Options granted under the 2000 Plan may expire no later than 10 years from the date of the grant. If an employee terminates his employment for any reason other than death or permanent disability or a director ends his service on the Board for any reason other than death of permanent disability, his vested options expire within three months of the termination. In the case of death or permanent disability, the vested options expire within six months of employment termination or cessation of service on the Board. Any unvested options expire as of termination of employment or cessation of service on the Board for any reason.

     Options granted under the 2000 Plan are not transferable or alienable in any manner, whether voluntarily or involuntarily, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the holder only by the holder.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                   YOU VOTE FOR THE ADOPTION OF THE 2000 PLAN.

        PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

National Manufacturing Technologies' Board of Directors has selected Levitz, Zacks and Ciceric as the Company's independent auditors for the fiscal years 2000 and 2001. In the absence of instructions to the contrary, the shares represented by the proxy delivered to the Board of Directors will be voted in favor of ratification of this appointment. A representative of Levitz, Zacks and Ciceric is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as he or she may desire.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF
     THE APPOINTMENT OF LEVITZ, ZACKS AND CICERIC AS THE COMPANY'S INDEPENDENT
                  AUDITORS FOR THE FISCAL YEARS 2000 AND 2001.

                                  ANNUAL REPORT

The Annual Report of the Company for the 2000 Fiscal Year on Form 10-KSB, which includes financial statements for the fiscal year ended March 31, 2000, is being mailed with this proxy statement to shareholders of record on November 15, 2000. The Annual Report is not considered to be part of this proxy statement. The Company has filed this Report with the Securities and Exchange Commission.

At the discretion of the Company, additional copies of this report, excluding exhibits, will be furnished to shareholders without charge upon written request to Jennifer D. Brown, National Manufacturing Technologies, Inc., 1958 Kellogg Avenue, Carlsbad, California 92008. A copy of any exhibit will be furnished to any shareholder upon written request and payment to the Company of a copying charge of 25 cents per page. Requests for copies of exhibits should also be directed to the above address.

Copies of the Annual Report on Form 10-KSB, together with exhibits, can also be obtained at the EDGAR-Online website located at http://www.edgar-online.com

                              SHAREHOLDER PROPOSALS

Shareholders of the Company who intend to submit proposals to the Company's shareholders at the Company's Annual Meeting of Shareholders to be held in 2001 must submit such proposals to the Company no later than April 21, 2001, in order to be considered for possible inclusion in the Proxy Statement and form of Proxy relating to that meeting. Shareholder proposals should be submitted to Secretary, National Manufacturing Technologies, Inc., 1958 Kellogg Avenue, Carlsbad, California 92008.

                                 OTHER BUSINESS

National Manufacturing Technologies knows of no other business to be submitted to the meeting. If any other business properly comes before the meeting or any adjournment thereof, the persons named as proxy holders on the enclosed proxy card intend to vote the shares represented in accordance with their best judgment in the interest of the Company.



      /s/ Jennifer D. Brown
     ----------------------
      JENNIFER  D.  BROWN
Secretary


November  17,  2000
Carlsbad,  California

                    NATIONAL MANUFACTURING TECHNOLOGIES, INC.
              FOR ANNUAL MEETING OF SHAREHOLDERS -DECEMBER 15, 2000

The undersigned stockholder of National Manufacturing Technologies, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 17, 2000, and hereby appoints Patrick W. Moore as the primary proxy and attorney-in-fact, and James
P. Hill as the secondary proxy and attorney-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of National Manufacturing Technologies, Inc. (the "Annual Meeting") to be held at 1958 Kellogg Avenue, Carlsbad, California 92008, on December 15, 2000 at 10:00 a.m. and at any and all postponements and adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, as specified below:

                (Please Sign and Date the Proxy on Reverse Side)

PROPOSAL  1

|_|FOR  the Election of      |_|AGAINST the Election of          |_|  ABSTAIN
   Directors                    Directors

PROPOSAL  2

|_|FOR  the Adoption of      |_|AGAINST the Adoption of          |_|  ABSTAIN
   2000  Stock  Option  Plan    2000  Stock  Option  Plan

PROPOSAL  3

|_|FOR  the Appointment      |_|AGAINST the Appointment          |_|  ABSTAIN
   of  Independent  Auditors    of  Independent  Auditors

and in their discretion, upon such other matter or matters as may properly come before the Annual Meeting and any adjournments or postponements thereof

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS


__________________________________________
(Signature)


__________________________________________
(Signature)


DATED:  _____________________,  2000

Please sign exactly as your name appears above. Give your full title if signing in other than individual capacity. All joint owners should sign.

                                                                      APPENDIX A
     NATIONAL  MANUFACTURING  TECHNOLOGIES,  INC.
     2000  STOCK  OPTION  PLAN


     1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to National Manufacturing Technologies, Inc., a California corporation (the "Corporation"), and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

     2.     ADMINISTRATION.

     2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and outside directors as defined in Treasury Regulation 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

     2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

     2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

     2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

     2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     3.     ELIGIBILITY.

     3.1 General. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries' management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted more than 150,000 options in any one year period.

     3.2     Termination  of  Eligibility.

     3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the date of the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations
1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

     3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement. The Board of Directors shall have complete discretion and authority to determine whether the termination of the optionee is for cause.

     3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by descent or distribution. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

     3.4 Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

     4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 1,500,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan. Notwithstanding the above, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Corporation exceed 30% as calculated in accordance with the conditions and exclusions of 260.140.45 of Title 10, California Code of Regulations, based on the shares of the issuer which are outstanding at the time the calculation is made.

     5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

     5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

     5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85 % of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of the common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a re-grant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board of Directors before any action is taken in accordance with this provision.

     5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

     5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

     5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms, as may be permitted by the Committee, in its discretion:
     5.5.1     Full  payment  in  cash  or  certified  bank  or cashier's check;

     5.5.2     A  Promissory  Note  (as  defined  below);

     5.5.3 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

     5.5.4 Through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     5.5.5 A combination of the consideration set forth in Sections 5.5.1 through 5.5.4 equal to the option exercise price; or

     5.5.6     Any  other  method  of  payment  complying with the provisions of
Section 422 of the Code with respect to Incentive Options provided that the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

     5.6 Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

     5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

     5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

     5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

     5.7 Promissory Note. Subject to the requirements of applicable state or Federal law or margin requirements, in the Committee's discretion, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or (iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest.

     5.8 Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

     5.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of out-standing options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

     5.10 Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option
Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that, except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 20% per year over the 5-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to reasonable conditions, at any time during any period established by the Corporation.

     5.11 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

     6.     ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION.

     6.1 Subdivision or Consolidation. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each out-standing option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

     6.2 Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction, as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

     6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

     6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

     7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

     8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

     9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

     10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

     11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

     12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

     14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

     15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

     16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

     17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act") and
(ii)  qualified  or  exempt  from  qualification  under the California Corporate
Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

     18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

     19. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

     20.     INFORMATION  TO PARTICIPANTS.  The Corporation shall make available
to  all  holders of options the information required pursuant to   260.140.46 of
the  California  Code  of  Regulations.


     As  adopted  by  the  Board  of  Directors  as  of              ,  2000.


NATIONAL  MANUFACTURING  TECHNOLOGIES,  INC.,  a  California  corporation




     By:  Patrick  W.  Moore
     Its:   President

                                   EXHIBIT  "A"

                            ___________________,  2000




_______________________
_______________________
_______________________

Re:     2000  Stock  Option  Plan
        -------------------------

To  Whom  It  May  Concern:

     This letter is delivered to National Manufacturing Technologies, Inc., a California corporation (the "Corporation"), in connection with the grant to (the "Optionee") of an option (the "Option") to purchase _____ shares of common stock of the Corporation (the "Stock") pursuant to the National Manufacturing Technologies, Inc. 2000 Stock Option Plan dated ___________________ (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

     In  addition,  the  Optionee  makes  the  following   representations  and
warranties  with  the  understanding  that  the Corporation will rely upon them.

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

     2. The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

     3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

     4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

     5.     The  Optionee  is  a  resident  of  the  State  of  __________.

     6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

     The foregoing representations and warranties are given on ______________, 2000 at ____________________.


     OPTIONEE:

                                EXHIBIT  "B"

                           ___________________,  2000


____________________
____________________
____________________


Re:     2000  Stock  Option  Plan
        -------------------------

To  Whom  It  May  Concern:

     I (the "Optionee") hereby exercise my right to purchase shares of common stock (the "Stock") of National Manufacturing Technologies, Inc., a California corporation (the "Corporation"), pursuant to, and in accordance with, the National Manufacturing Technologies, Inc. 2000 Stock Option Plan dated ____________________ (the "Plan") and Stock Option Agreement (the "Agreement") dated, 2000. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (spouse), as (style of vesting)).
                                              --------     -------------------

     The  Optionee  hereby  represents  and  agrees  as  follows:

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

     2.     The  Optionee  is  a  resident  of  the State of __________________.

     3. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

     The foregoing representations and warranties are given on ___________________ at ______________________.


     OPTIONEE: